Exhibit 10.30

AMENDMENT IV

TO THE REINSURANCE AGREEMENT

BETWEEN

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

(Referred to in this Amendment as the Company)

AND

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(Referred to in this Amendment as the Reinsurer)

This Amendment IV is to be attached to and made a part of the Automatic YRT Reinsurance Agreement which became effective October 1, 2005.  All provisions of the Reinsurance Agreement not in conflict with the provisions of this Amendment IV shall remain unchanged.

As of the effective date of this Amendment IV, the following shall replace Exhibit B-1 — Plans Covered in its entirety.

EXHIBIT B-1

PLANS COVERED

This Agreement provides for reinsurance of the Company’s Single Premium Deferred Annuities (SPDAs) and Flexible Premium Deferred Annuities (FPDAs), with the plan codes listed below.

All such plans issued and in-force as of the Effective Date of the Agreement and all such plans issued on or after the Effective Date are reinsured under the Agreement.

With respect to plans reinsured with EquiTrust Life Insurance Company or Athene Life Re Ltd. as of the Effective Date of this Agreement, the Agreement provides reinsurance on the portion of such plans not reinsured with EquiTrust Life Insurance Company or Athene Life Re Ltd.

With respect to the IDX-RG-09, IDXRG-09IN, INDEX-2-09, FX-RG-09, FXRG-2-09, and IDX-2-09IN plans:

1.                                       The term “surrender charge” as used throughout this Agreement shall mean the combined effect of the contractually defined surrender charge and the bonus vesting schedule.  The resulting surrender charge percentages are level within each contract year.

2.                                       Contracts with bonus percentages over 12% will not be reinsured under this Agreement unless the Company obtains prior written approval from the Reinsurer.

Plan Codes

ACCUMULATOR	FPDA-3 7.3	I-2001TX	INDEX-26	SNF ACC55
BN PROCEED	FPDA-3 REV	I-2001TX-5	INDEX-27	SNF ACCUM
BRAVO	FPDA-3FL	I-2002	INDEX-27IN	SPDA-1
BRAVO 2003	FPDA-3IN	I-2002 REV	INDEX-28	SPDA-1(3%)
CUMULATOR	FPDA-3TX	I-25 (REV)	INDEX-28IN	SPDA-1PA
F-3FLREV	FPDA-4	I-27 (REV)	INDEX-28KY	SPDA-1PLUS
F-3INREV	FPDA-4PA	I-27REV IN	INDEX-29	SPDA-1SNF
F-3REVTX	FPDA-4SNF	I-27REV KY	INDEX-30	SPDA-1UT
FPD22.25IN	FPDA-5	I-29 (REV)	INDEX-3-05	SPDA-2
FPD32.25IN	FPDA5 2.25	IDX-1-05IN	INDEX-30IN	SPDA-2(3%)
FPD72.25IN	FPDA5225IN	IDX-1-05KY	INDEX-30KY	SPDA-2PA
FPD82.25IN	FPDA-5FL	IDX-26 7.5	INDEX-4	SPDA-2SNF
FPDA-1	FPDA-5PLUS	IDX-4-05TX	INDEX-4-05	SPDA-5
FPDA-1(3%)	FPDA-6	INDEX	INDEX-5	STRETCH
FPDA-10	FPDA-6FL	INDEX-1	INDEX-5-05	SUPER-7
FPDA-10SNF	FPDA-6TX	INDEX-2	INDEX-6	SUPER-7REV
FPDA-10TX	FPDA-7	INDEX-10	INDEX-6SNF	SUPER-7TX
FPDA-10VA	FPDA7 2.25	INDEX-1-05	INDEX-6TX	SUPR7 2.25
FPDA-11	FPDA-8	INDEX-12	INDEX-8	SUPR7225IN
FPDA-11SNF	FPDA8 2.25	INDEX-13	INDEX-T03	FPD11NOMVA
FPDA-11TX	FPDA-PD2	INDEX-15	INDEXP3	FPDA-10PA
FPDA-1PA	GFIR	INDEX-16	INDEXP3FL	FPDA-10WA
FPDA-1SNF	GFIR2-3	INDEX-17	INDEXP3-PA	INDEX-6-05
FPDA-2	GFIR-5	INDEX-18	INDEXP3TX	IDX-6-05-1
FPDA2 2.25	I-19 (REV)	INDEX-19	INDX-2	INDEX-2-06
FPDA2-2001	I-19 REV7	INDEX-22	INDX-I	FPDA-10IN
FPDA-2PLUS	I-2000	INDEX-23	INDX-IIN	FPDA-12
FPDA-2TX	I-2000TX	INDEX-24	INDX-IPA	IDX1-07FL
FPDA-3	I-2000TX-5	INDEX-25	INDX-ITX	IX107ELFL
FPDA3 2.25	I-2001	INDEX-25WA	S-7TXREV
IDX-1-07ELB	IDX-1-07LB	INDEX 1-07	IX107LBFL
INDEX-2-09	IDX-RG-09	FX-RG-09
IDX-2-09IN	IDXRG-09IN	FXRG-2-09

EXECUTION

In witness of the above, this Amendment IV is signed in duplicate at the dates and places indicated with an effective date of October 1, 2009.

HANNOVER LIFE REASSURANCE COMPANY		AMERICAN EQUITY INVESTMENT LIFE
OF AMERICA		INSURANCE COMPANY
ORLANDO, FLORIDA		WEST DES MOINES, IOWA

DATE:	DECEMBER 28, 2009	DATE:	DECEMBER 23, 2009

BY:	/s/ GARY L. GRAY	BY:	/s/ JUDITH A NAANEP

TITLE:	VICE PRESIDENT	TITLE:	VP, CORPORATE ACTUARY

BY:	/s/ JEFFREY R. BURT	WITNESS:	/s/ ELIZABETH CLARK

TITLE:	EVP